UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

KINIKSA PHARMACEUTICALS, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! KINIKSA PHARMACEUTICALS, LTD. CLARENDON HOUSE 2 CHURCH STREET HAMILTON HM11, BERMUDA KINIKSA PHARMACEUTICALS, LTD. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET You invested in KINIKSA PHARMACEUTICALS, LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 5, 2024. Vote Virtually at the Meeting* June 5, 2024 10:00 AM Atlantic Time (9:00 AM Eastern Time) Virtually at: www.virtualshareholdermeeting.com/KNSA2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V46606-P09065 Get informed before you vote View the Proxy Statement and other Proxy Materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V46607-P09065 1. Election of Class III Directors to serve until the 2027 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified. Nominees: 1a. Felix J Baker, Ph.D. For 1b. Tracey L. McCain For 1c. Kimberly J. Popovits For 2. The appointment of PricewaterhouseCoopers LLP as the Company’s auditor until the close of the Company’s next Annual Meeting of Shareholders, the delegation to the Company’s Board of Directors, through its Audit Committee, of the authority to set the auditor’s remuneration for such period, and the ratification of the appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2024 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. For NOTE: At the Company’s Annual Meeting, the proxies have discretion to transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.